UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 18, 2010
SOMAXON PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51665	20-0161599
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

420 Stevens Avenue, Suite 210, Solana Beach, California	92075
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 480-0400
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On March 18, 2010, Somaxon Pharmaceuticals, Inc. (“Somaxon”) issued a press release announcing its financial results for the year ended December 31, 2009. A copy of this press release is attached hereto as Exhibit 99.1.
Item 7.01. Regulation FD Disclosure
     On March 18, 2010, Somaxon issued a press release to announce that the U.S. Food and Drug Administration (“FDA”) approved Somaxon’s New Drug Application (“NDA”) for Silenor® (doxepin) 3 mg and 6 mg tablets for the treatment of insomnia characterized by difficulty with sleep maintenance. A copy of this press release is attached hereto as Exhibit 99.2.
     In accordance with General Instruction B.2. of Form 8-K, the information under Items 2.02, 7.01 and 9.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.
Item 8.01. Other Events
     On March 18, 2010, Somaxon announced that the FDA approved Somaxon’s NDA for Silenor® (doxepin) 3 mg and 6 mg tablets for the treatment of insomnia characterized by difficulty with sleep maintenance.
Somaxon cautions you that statements included in this report and the attached exhibits that are not a description of historical facts are forward-looking statements. For example, statements regarding the potential commercialization of Silenor and the potential to establish a commercial partnership or other strategic transaction are forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation by Somaxon that any of its plans will be achieved. Actual results may differ materially from those set forth in this report due to the risks and uncertainties inherent in Somaxon’s business, including, without limitation, Somaxon’s ability to successfully commercialize Silenor; Somaxon’s ability to raise sufficient capital and meet its obligations to parties under financing agreements, and the impact of any such financing activity on the level of Somaxon’s stock price; the impact of any inability to raise sufficient capital to fund ongoing operations, including the potential to be required to restructure the company or to be unable to continue as a going concern; the potential to enter into and the terms of any commercial partnership or other strategic transaction relating to Silenor; the scope, validity and duration of patent protection and other intellectual property rights for Silenor; whether the approved label for Silenor is sufficiently consistent with such patent protection to provide exclusivity for Silenor; Somaxon’s ability to operate its business without infringing the intellectual property rights of others; the timing and results of non-clinical studies and other post-approval regulatory requirements for Silenor, and the FDA’s agreement with Somaxon’s interpretation of such results; the market potential for insomnia treatments, and Somaxon’s ability to compete within that market; inadequate therapeutic efficacy or unexpected adverse side effects relating to Silenor that could delay or prevent commercialization, or that could result in recalls or product liability claims; the ability of Somaxon to ensure adequate and continued supply of Silenor to successfully launch commercial sales or meet anticipated market demand; other difficulties or delays in development, testing, manufacturing and marketing of Silenor; and other risks detailed in Somaxon’s prior press releases as well as in its periodic filings with the Securities and Exchange Commission.
Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and Somaxon undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Exchange Act.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 18, 2010.

99.2	Press Release, dated March 18, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOMAXON PHARMACEUTICALS, INC.
Date: March 18, 2010
	By:	/s/ Matthew W. Onaitis
		Name:	Matthew W. Onaitis
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated March 18, 2010.

99.2	Press Release, dated March 18, 2010